Exhibit 10.2

Supplemental Agreement No. 5

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the September 29, 2014 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (the Aircraft); and

B. WHEREAS, Customer desires to add four (4) new firm Aircraft to the Purchase Agreement, hereinafter referred to as Block C Aircraft, with delivery dates as follows:

Delivery Month & Year of new firm Aircraft	Block
[*]	Block C Aircraft
[*]	Block C Aircraft
[*]	Block C Aircraft
[*]	Block C Aircraft

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

S5–1

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental Agreement No. 5 to

Purchase Agreement No. 3712

1.	Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 5.

2.	Boeing and Customer acknowledge and agree that, upon execution of this Supplemental Agreement No. 5, the four (4) Block C Aircraft described in Recital Paragraph B (i) are hereby added to the Purchase Agreement, (ii) are added to Table 1-A1, (iii) are considered by the parties as “Block C Aircraft”, (iv) have the business terms described in Letter Agreement FED-PA-03712-LA-1208949, Special Matters for Block C Aircraft in Table 1-A1, and (v)are to be escalated based on the terms pursuant to Letter Agreement FED-PA-03712-LA-1208292R1, Special Matters Concerning Escalation – Block B and Block C Aircraft (such Letter Agreement revised pursuant to paragraph 4 below). These Block C Aircraft will be deemed “Aircraft” for all purposes under the Purchase Agreement except as described herein.

3.	Remove and replace, in its entirety, Table 1-A1 with a revised Table 1-A1 attached hereto to add the four (4) Block C Aircraft described in Recital Paragraph B.

4.	Revise Letter Agreement FED-PA-03712-LA-1208292, Special Matters Concerning Escalation – Block B and Block C Aircraft to Letter Agreement FED-PA-03712-LA-1208292R1, Special Matters Concerning Escalation – Block B and Block C Aircraft [*] to the four (4) Block C Aircraft described in Recital Paragraph B.

5.	For the sake of clarity, the parties agree that the four (4) Block C Aircraft added herein shall be subject to Letter Agreement FED-PA-03712-LA-1106159R1, Special Matters Concerning [*], and certain delivery matters as described in the Letter Agreement FED-PA-03712-LA-1106154R1, Firm Aircraft Delivery Matters, Paragraphs 3 through 5.

6.	As a result of the changes incorporated in this Supplemental Agreement No. 5, Customer will [*] to each of the four (4) Block C Aircraft referenced in Recital Paragraph B and added to the Purchase Agreement herein,[*]. For clarity, the terms “pre-delivery payment(s)”, “PDP(s)” and “advance payment(s)” are used on an interchangeable basis. [*].

S5–2

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental Agreement No. 5 to

Purchase Agreement No. 3712

7.	This Supplemental Agreement No. 5 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to September 30, 2014.

8.	Notwithstanding the foregoing Article 7, this Supplemental Agreement No. 5 shall not be effective unless and until, and the matters expressed herein are expressly conditioned upon, Customer receiving approval from the board of directors of Customer’s parent company, FedEx Corporation. Should such approval not be granted and confirmed in writing by Customer to Boeing by September 30, 2014, this Supplemental Agreement shall automatically terminate and be null and void in all respects, and neither party shall owe any obligation to the other party with respect to the matters expressed herein; provided, however, no such termination shall otherwise impact the parties’ rights and obligations existing under the Purchase Agreement, as amended or otherwise modified, prior to this Supplemental Agreement. For the sake of clarity, neither party shall be deemed to be in default hereunder for failing to have performed any obligation created under this Supplement Agreement, including without limitation any payment obligation, prior to the receipt by Boeing of the aforementioned written confirmation.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY

By:	/s/ L. Kirsten Jensen

Its:	Attorney-In-Fact

FEDERAL EXPRESS CORPORATION

By:	/s/ Phillip C. Blum

Its:	Vice President Aircraft Acquisition

S5–3

TABLE OF CONTENTS

ARTICLES		SA Number

1	Quantity, Model and Description
2	Delivery Schedule
3	Price
4	Payment
5	Additional Terms

TABLES

1-A	Firm Aircraft Information Table	1
1-A1	Block C Aircraft Information Table	5
1-B	Exercised Option Aircraft Information Table	2
1-B1	Exercised Block D Option Aircraft Table	2
1-C	Exercised Purchase Right Aircraft Information Table	2

EXHIBIT

A	Aircraft Configuration	4
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables	2
CS1	Customer Support Variables
EE1	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

FED-PA-03712 September 23, 2014
SA - 5

BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number

LA-1106151R1	LA-[*] Special Matters – Option Aircraft	1

LA-1106152	LA-[*] Special Matters – Firm Aircraft

LA-1106153	LA-Liquidated Damages Non-Excusable Delay

LA-1106154R1	LA-Firm Aircraft Delivery Matters	1

LA-1106155	LA-Open Configuration Matters

LA-1106156R1	LA-Option Aircraft	1

LA-1106157	AGTA Amended Articles

LA-1106158R1	LA- Purchase Right Aircraft	1

LA-1106159R1	LA- Special Matters Concerning [*]	1

LA-1106160	LA-Spare Parts Initial Provisioning

LA-1106163	LA-Demonstration Flight Waiver

LA-1106177	LA-[*]

LA-1106207R1	LA-Special Matters Firm Aircraft	1

LA-1106208R1	LA-Special Matters Option Aircraft	1

LA-1106574	LA- Deviation from [*]

LA-1106584R2	LA- Performance Guarantees	3

LA-1106586	LA-Miscellaneous Matters

LA-1106614	LA-Special Matters Purchase Right Aircraft

LA-1106824	LA-Customer Support Matters

LA-1208292R1	LA-Escalation Special Matters – Block B and C Aircraft	5

LA-1208296	LA-Special Matters Exercised Block D Option Aircraft	1

LA-1208949	LA-Special Matters Block C Aircraft in Table 1-A1	1

6-1162-SCR-146	LA Special Provisions concerning Block B Aircraft	1

LA-1306854	Performance Guarantees, Demonstrated Compliance	4

FED-PA-03712 September 23, 2014
SA - 5

BOEING PROPRIETARY

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	June 29, 2012
Supplemental Agreement No. 2	October 8, 2012
Supplemental Agreement No. 3	December 11, 2012
Supplemental Agreement No. 4	December 10, 2013
Supplemental Agreement No. 5	September 29, 2014

FED-PA-03712 September 23, 2014
SA - 5

BOEING PROPRIETARY

Table 1-A1 to PA 3712

Aircraft Delivery, Description, Price and Advance Payments

Block C Aircraft

Airframe Model/MTOW:		767-300F	408000 pounds		Detail Specification: D019T002-K dated April 30, 2011

Engine Model/Thrust:		CF6-80C2B6F	60200 pounds		Airframe Price Base Year/Escalation Formula:			[*]	ECI-MFG/CPI

Airframe Price:			[*]		Engine Price Base Year/Escalation Formula:			[*]	GE CF6-80 & GE90 (99 rev.)

Optional Features:			[*]

Sub-Total of Airframe and Features:			[*]		Airframe Escalation Data:

Engine Price (Per Aircraft):			[*]		Base Year Index (ECI):			[*]

Aircraft Basic Price (Excluding BFE/SPE):			[*]		Base Year Index (CPI):			[*]

Buyer Furnished Equipment (BFE) Estimate:			[*]

Seller Purchased Equipment (SPE) Estimate:			[*]		Engine Escalation Data: Base Year Index (CPI):			[*]
Deposit per Aircraft:			[*]

		Escalation Factor (Airframe)	Escalation Factor (Engine)		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft			MSN		At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[*]	1	[*]	[*]	43544	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	44377	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	44378	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43542	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43543	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	44379	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	44380	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43545	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43546	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43547	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43548	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	61205	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43549	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	43550	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	61206	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]	[*]	[*]	[*]	[*]

Total:	19

FED-PA-03712 62134-1F.TXT		SA-5
September 19, 2014

Boeing Proprietary

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-03712-LA-1208292R1

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Matters Concerning Escalation – Block B and Block C Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement FED-PA-03712-LA-1208292 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The terms provided in this Letter Agreement will be applicable to Block B and Block C Aircraft.

1.	[*].

1.1 Boeing will [*] for the Airframe Price and Optional Features Prices of each Block B and Block C Aircraft for the period beginning [*] and continuing through [*], in accordance with the terms of this Letter Agreement.

1.2 Notwithstanding the [*], in the event Boeing reschedules a Block B or Block C Aircraft delivery outside the [*] pursuant to the delivery flexibility described in Letter Agreement Firm Aircraft Delivery Matters (FED-PA-03712-LA-1106154R1), Boeing agrees that the [*] will extend to apply to such rescheduled Block B or Block C Aircraft.

1.3 For the avoidance of doubt, in the event of an Excusable Delay or Non-Excusable Delay of a Block B or Block C Aircraft, Boeing and Customer acknowledge that the [*] to the contracted delivery month will be applied to such Block B or Block C Aircraft.

1.4 If Boeing and Customer mutually agree to reschedule a Block B or Block C Aircraft within the [*], the affected Block B or Block C Aircraft will continue to receive the [*] described herein, [*] to the rescheduled delivery month.

1.5 The [*] for the Airframe Price and Optional Features Price of each Block B and Block C Aircraft will be [*] during the [*] at a [*].

FED-PA-03712-LA-1208292R1 [*]	September 23, 2014 Page 1

BOEING PROPRIETARY

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.	Determining [*] for Block B and Block C Aircraft Delivering Within the [*].

2.1 For Block B and Block C Aircraft delivering within the [*], Boeing will, at time of Block B and Block C Aircraft delivery, calculate the [*] of the Airframe Price and Optional Features Price using (i) [*] in accordance with the provisions of [*] to the Purchase Agreement [*] and (ii) the [*]. The final Block B and Block C Aircraft Price will include the [*] Airframe Price and Optional Features Price utilizing the [*] or the [*], except as set forth below.

2.2 Notwithstanding paragraph 2.1 above, if [*] calculated pursuant to the [*], Customer will [*] on the Airframe Price and Optional Features Price [*] on the applicable Block B and Block C Aircraft; or

2.3 If [*] calculated pursuant to the [*], Customer will [*] on the Airframe Price and Optional Features Price [*] on the applicable Block B and Block C Aircraft. At least [*] of a Block B or Block C Aircraft, but not [*] of a Block B or Block C Aircraft, Boeing will provide Customer notification in the event the [*].

2.4 For an example of the determination of escalation factor applicable to the Airframe and Optional Features, refer to Attachment C to this Letter Agreement.

3.	Effect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

4.	Block B and Block C Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the Block B and Block C Aircraft set forth in Tables 1-A1 and 1-B of the Purchase Agreement as of the execution date of this Letter Agreement.

5.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to Block B and Block C Aircraft set forth in Tables 1-A1 and 1-B, as of the date of this Letter Agreement, shall be calculated using the escalation methodology established in this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

FED-PA-03712-LA-1208292R1	September 23, 2014 Page 2

BOEING PROPRIETARY

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

FED-PA-03712-LA-1208292R1	September 23, 2014 Page 3

BOEING PROPRIETARY

Very truly yours, THE BOEING COMPANY

By	/s/ L. Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September 29, 2014

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

Attachments A, B and C

FED-PA-03712-LA-1208292R1	September 23, 2014 Page 4

BOEING PROPRIETARY

Attachment A to Letter Agreement FED-PA-03712-LA-1208292R1

[*]

FED-PA-03712-LA-1208292R1 Attachment A	September 23, 2014

BOEING PROPRIETARY

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment B to Letter Agreement FED-PA-03712-LA-1208292R1

[*]

FED-PA-03712-LA-1208292R1 Attachment B	September 23, 2014

BOEING PROPRIETARY

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment C to Letter Agreement FED-PA-03712-LA-1208292R1

ESCALATION EXAMPLE

[*]

FED-PA-03712-LA-1208292R1 Attachment C	September 23, 2014

BOEING PROPRIETARY

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Subject:	[*]

References:	(a) Customer Services General Terms Agreement No. S2-2 (CSGTA) between The Boeing Company (Boeing) and Federal Express Corporation (Customer)
(b) Supplemental Agreement No. 5 to Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

[*]

Customer understands that Boeing considers certain commercial and financial information contained in this offer as confidential. Customer agrees that it will treat this offer and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this offer or any information contained herein to any other person or entity without the written consent of Boeing.

Please sign and return this offer on or before September 30, 2014, the date on which this offer will otherwise expire.

FED-LA-1403577 [*]	September 23, 2014 Page 1

BOEING PROPRIETARY

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AGREED AND ACCEPTED this

September 29, 2014
Date

THE BOEING COMPANY	FEDERAL EXPRESS CORPORATION

/s/ L. Kirsten Jensen	/s/ Phillip C. Blum
Signature	Signature

L. Kirsten Jensen	Phillip C. Blum
Printed name	Printed name

Attorney-in-Fact	Vice President
Title	Title

FED-LA-1403577 [*]	September 23, 2014 LA Page 2

BOEING PROPRIETARY

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.